INVESCO BOND FUNDS, INC.
                        INVESCO High Yield Fund - Class C
                      INVESCO Select Income Fund - Class C
                      INVESCO Tax-Free Bond Fund - Class C
                INVESCO U.S. Government Securities Fund - Class C

                Supplement to Prospectus dated February 15, 2000


Effective immediately, the section of the Funds' Prospectus entitled "Risks Associated With Particular Investments - Foreign Securities Risks" is amended to
(1) delete the second sentence of the first paragraph and (2) substitute the following in its place:

      High Yield and Select Income Funds may invest up to 25% of their assets in foreign debt securities.

The date of this Supplement is February 15, 2000.